EXHIBIT 21
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                       SUBSIDIARIES OF OLSTEN CORPORATION

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                                               JURISDICTION OF
                SUBSIDIARY                      INCORPORATION        BUSINESS NAME
                ----------                      -------------        -------------
AS Industrie SA                                   France             Olsten Travail Temporaire
Accounting Angels Ltd.                            England
Administracion, Servisios y Asesorias S.A.        Chile              Olsten Adyser
Administracion y Servisios S.A.                   Chile              Olsten Adyser
Adyser Consultores S.A.                           Chile              Olsten Adyser
Adyser S.A.                                       Chile              Olsten Adyser
Agence Vallee de Seine                            France             Olsten Travail Temporaire
Alizes SA                                         France             Olsten Travail Temporaire
Archangel Executive Appointments Limited          England/Wales
Asterim SARL                                      France             Olsten Travail Temporaire
Attention Personaleservice AS                     Denmark
Auxiliaire Service SA                             France
Best Interim SA                                   France             Olsten Travail Temporaire
Bretagne Interim SA                               France             Olsten Travail Temporaire
Broad Pines Development Corp.                     Delaware
CTI Travail Temporaire SA                         France             Olsten Travail Temporaire
Care One Health Alternatives, Inc.                Alabama            Olsten Health Services
Care One Health Alternatives, Inc.                North Carolina     Olsten Health Services
CCI-ASDS, Inc.                                    Delaware           Olsten Health Services
Children's Home Care LLC                          Arizona
Chronic Health Management of California           California         Olsten Health Services
Commonwealth Home Care, Inc.                      Massachusetts      Olsten Health Services
Compagnie de Travail Interimaire SA               France
Compagnie Financiere Olsten SA                    France             Olsten Travail Temporaire
Dirka Co.                                         Delaware
Generale de Participation Olsten SA               France             Olsten Travail Temporaire
Generale Financiere Olsten SA                     France             Olsten Travail Temporaire
GMS, Inc.                                         Ohio               Olsten Staffing Services
Harvey Consultants Limited                        England/Wales
Health Care Services Olsten Limited               Delaware
IMI Systems Inc.                                  New York
Integrated Computer Technologies Limited          England/Wales      ICT
Interim Service SA                                France             Olsten Travail Temporaire
IVEXO SA                                          France             Olsten Travail Temporaire
Kimberly Home Health Care, Inc.                   Missouri           Olsten Health Services
La Generale Financiere Olsten SA                  France             Olsten Travail Temporaire
Legal Staffing, Inc.                              Louisiana          Co-Counsel
Lifetime Corporation (UK) Limited                 England/Wales
MIC Interim SA                                    France             Olsten Travail Temporaire
Mercure Services SA                               France             Olsten Travail Temporaire
New York HealthCare Services, Inc.                New York           Olsten Health Services
OFFiS Personaldienstleistungen GmbH u. Co. KG     Germany            Olsten Personal
OLS Holdings, Inc.                                New York
Office Angels Limited                             England/Wales      Office Angels
Office Angels (Properties) Limited                England/Wales
Office Angels (Recruitment) Limited               England/Wales
Office Legals Limited                             England/Wales
Olsten AirportSecurity AS                         Norway             Olsten Personal Norden
Olsten BTV AS                                     Denmark            Attention!!
Olsten Certified HealthCare Corp.                 Delaware           Olsten Health Services




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                                               JURISDICTION OF
                SUBSIDIARY                      INCORPORATION        BUSINESS NAME
                ----------                      -------------        -------------
Olsten Chile S.A.                                 Chile
Olsten Dataset OY                                 Finland            Olsten Dataset
Olsten DataVikar AS                               Norway             Olsten Personal Norden
Olsten de Argentina S.A.                          Argentina
Olsten de France SARL                             France             Olsten Travail Temporaire
Olsten de Mexico, S.A. de C.V.                    Mexico
Olsten de Puerto Rico, Inc.                       Puerto Rico        Top Notch/Multiforce
Olsten do Brasil Ltda.                            Brazil
Olsten Engineering AS                             Norway
Olsten Flying Nurses Corp.                        Delaware
Olsten Health Services (Certified), Inc.          Delaware           Olsten Health Services
Olsten Health Services Holding Corp.              Delaware
Olsten Health Services (Infusion), Inc.           Delaware           Olsten Health Services
Olsten Health Services (Quantum)Corp.             Delaware           Olsten Health Services
Olsten Health Services (Staffing), Inc.           Delaware           Olsten Health Services
Olsten Health Services (USA), Inc.                Delaware           Olsten Health Services
Olsten Helsetjenester AS                          Norway
Olsten Integrated Management Services, Inc.       Delaware
Olsten International B.V.                         Netherlands
Olsten Kimberly QualityCare Foundation, Inc.      Florida
Olsten Kimberly QualityCare, Inc.                 Delaware
Olsten Latin America, Inc.                        Delaware
Olsten Netherlands B.V.                           Netherlands
Olsten Network Management, Inc.                   Delaware           Olsten Health Services
Olsten Network Management (Area One), Inc.        Delaware           Olsten Health Services
Olsten Network Management (Area Two), Inc.        Delaware           Olsten Health Services
Olsten Network Management (Area Three), Inc.      Delaware           Olsten Health Services
Olsten Personal Norden AS                         Norway             Olsten Personal Norden
Olsten Norway AS                                  Norway
Olsten of Westchester, Inc.                       New York           Covertemp
Olsten Personale AS                               Denmark            Attention!!
Olsten Personalkraft AB                           Sweden             Olsten Personalkraft
Olsten Ready Office S.A.                          Argentina          Olsten Ready Office
Olsten Service Corp.                              Delaware
Olsten ServicePartner AS                          Norway
Olsten Services Limited                           Ontario            CPI Computer Partners
                                                                        International
                                                                     IMI Ward Associates
                                                                     Network Personnel
                                                                     Olsten Health Services
Olsten Staffing Services
Olsten Services of New York, Inc.                 New York           Olsten Health Services
Olsten Services S.A.                              Argentina          Olsten Ready Office
Olsten Staffing Services (Area One), Inc.         Delaware           Olsten Staffing Services
Olsten Staffing Services (Area Two), Inc.         Delaware           Olsten Staffing Services
Olsten Staffing Services VI, Inc.                 Delaware           Olsten Staffing Services
                                                                     Co-Counsel
                                                                     Olsten Financial Staffing
Olsten Staffing Services VII, Inc.                Delaware           Olsten Staffing Services
Olsten Staff, S.A. de C.V.                        Mexico             Olsten Staff







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                                               JURISDICTION OF
                SUBSIDIARY                      INCORPORATION        BUSINESS NAME
                ----------                      -------------        -------------
Olsten Trabajo Temporal ETT SA                    Spain              Olsten Trabajo Temporal
Olsten Travail Temporaire SA                      France             Olsten Travail Temporaire
Olsten Travail Temporaire IDF SA                  France             Olsten Travail Temporaire
Olsten Travail Temporaire Nord SA                 France             Olsten Travail Temporaire
Olsten Travail Temporaire Sud SA                  France             Olsten Travail Temporaire
Olsten (UK) Holdings Limited                      England/Wales
Olsten UK                                         England/Wales
Olsten VikarKonsulent AS                          Norway             Olsten DataVikar
Organisation Nouvelle Interprofessionnelle de
    Travail Temporaire SA                         France             Olsten Travail Temporaire
Orion Travail Temporaire SARL                     France             Olsten Travail Temporaire
Outside Counsel, Inc.                             DC                 Co-Counsel
Partnersfirst Management, Inc.                    Florida            Olsten Health Services
Personal Eventual de Occidente, S.A. de C.V.      Mexico             Olsten Staff
Polyjob SA                                        France             Olsten Travail Temporaire
Professional Staffing, Inc.                       Louisiana          Co-Counsel
Projobs, S.A. de C.V.                             Mexico             Olsten Staff
Prospective Health Network, Inc.                  Delaware           Olsten Health Services
QC Medi - New York, Inc.                          New York           Olsten Health Services
QHR Southwest Business Trust                      Pennsylvania       Olsten Health Services
QHR Southwest Holdings Corp.                      California         Olsten Health Services
Quality Care - USA., Inc.                         New York           Olsten Health Services
Quality Managed Care, Inc.                        Delaware           Olsten Health Services
Quantum Care Network, Inc.                        Massachusetts      Olsten Health Services
Quantum Disease Management, Inc.                  Indiana            Olsten Health Services
Quantum Express, Inc.                             Delaware           Olsten Health Services
Quantum Health Resources, Inc.                    Delaware           Olsten Health Services
Quantum Health Resources Inc. (New York)          New York           Olsten Health Services
Quantum Health Resources Southwest, L.P.          Texas              Olsten Health Services
Resource Corporation                              Louisiana          Co-Counsel
Skilled Nursing Services, Inc.                    Michigan           Olsten Health Services
Societe TN Services SA                            France             Olsten Travail Temporaire
Sofiplan Societe Financiere de Champlan SA        France             Olsten Travail Temporaire
Stafco, Inc.                                      Louisiana          Co-Counsel
Staffing Services Empresa de Formacion SL         Spain              Olsten Trabajo Temporal
Systems Partners, Inc.                            California
The IV Clinic, Inc.                               Texas              Olsten Health Services
The IV Clinic II, Inc.                            Texas              Olsten Health Services
The IV Clinic III, Inc.                           Texas              Olsten Health Services
Top Level, S.A. de C.V.                           Mexico             Olsten Staff
Top Services Servicos Temporarios Ltda.           Brazil             Top Services
Top Services Trabalho Temporario Ltda.            Brazil             Top Services
Vistech, Inc.                                     Virginia
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